UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2017
COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 4.01. Change in Registrant’s Certifying Accountant
On June 20, 2017, Cowen Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm and engaged KPMG LLP (“KPMG”) to serve as the Company’s principal independent registered public accounting firm. The decision to change accountants was approved by the audit committee of the board of directors of the Company.
During the two fiscal years ended December 31, 2016 and 2015 and the subsequent interim period through June 20, 2017, there were no: (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference there to in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
The audit reports of PwC on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.
The Company has provided PwC with a copy of the disclosures in this Current Report on Form 8-K (this “Report”) and has requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the statements in this Report. A letter from PwC is attached as Exhibit 16.1 to this Form 8-K.
During the two fiscal years ended December 31, 2016 and 2015 and the subsequent interim period through June 20, 2017, neither the Company nor anyone on its behalf consulted with KPMG regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us or oral advice was provided that KPMG concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits

16.1     Letter from PricewaterhouseCoopers LLP, dated June 23, 2017, to the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Dated: June 23, 2017        By: /s/ Owen S. Littman
Name:    Owen S. Littman
Title:     General Counsel

EXHIBIT INDEX

Exhibit
No. ____                    Exhibit

16.1     Letter from PricewaterhouseCoopers LLP, dated June 23, 2017, to the Securities and Exchange Commission.

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